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                                                                   Exhibit 10.27

                               AMENDMENT NO. 2 TO
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                     BRANDYWINE OPERATING PARTNERSHIP, L.P.

            This Amendment No. 2 dated December 18, 1996 to Agreement of Limited Partnership dated August 22, 1996, as amended by Amendment No. 1 dated November 6, 1996, by and among BRANDYWINE REALTY TRUST, a Maryland real estate investment trust as general partner (the "General Partner"), and the PERSONS NAMED IN EXHIBIT "A" attached hereto, as limited partners (the "Limited Partners"). The General Partner and the Limited Partners are sometimes referred to individually as a "Partner" and collectively as the "Partners".

                                   BACKGROUND

            A. The General Partner and the Limited Partners have entered into an Agreement of Limited Partnership of Brandywine Operating Partnership, L.P. dated August 22, 1996, as amended by Amendment No. 1 dated November 6, 1996, (the "Partnership Agreement"). Capitalized terms not defined herein shall have the meanings given to such terms in the Partnership Agreement.

            B. The General Partner and the Limited Partners desire to amend the Partnership Agreement as provided in this Amendment No. 2 to the Partnership Agreement.

            Accordingly, intending to be legally bound, the parties hereto agree as follows:

            1. Subparagraph (a) of Section 6.2 of the Partnership Agreement is hereby amended and restated to read as follows:

                  (a) to the holders of the Class A Units, as a group, an amount equal to the product that results from multiplying the total amount to be distributed by the ratio of (i) the number of shares of Common Stock then issuable to the holders of the outstanding Class A Units in redemption of such Class A Units, assuming redemption of such Class A Units entirely for shares, to (ii) the number of shares of Common Stock described in clause (i) plus the number of outstanding shares of Common Stock (other than outstanding Excluded Common Shares), assuming the conversion in full into shares of Common Stock of Preferred Shares; and

            2. No Other Amendments. This Amendment does not amend the Partnership Agreement in any respect except as expressly provided herein, and the Partnership Agreement, as amended by this Amendment No. 2, shall continue in full force and effect after the date hereof in accordance with its terms.

            3. Effective Time of Amendment. This Amendment No. 2 shall become effective as of November 6, 1996 upon the execution and delivery of this Amendment No. 2 by the General Partner, and the holders of 75% or more of the outstanding Class A Units (as of the date of this Amendment).
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            IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed as of the date and year first above written.

                                      GENERAL PARTNER:

                                      BRANDYWINE REALTY TRUST

                                      By: /s/ Gerard H. Sweeney
                                          --------------------------------
                                          Name: Gerard H. Sweeney
                                                President


                                      CLASS A LIMITED PARTNERS:

                                      Safeguard Scientifics (Delaware), Inc.

                                      By: /s/ James A. Ounsworth
                                          --------------------------------
                                          Name:  James A. Ounsworth
                                          Title: Vice President


                                      THE NICHOLS COMPANY

                                      By: /s/ Anthony A. Nichols, Sr.
                                          --------------------------------
                                          Anthony A. Nichols, President

                                      By: /s/ Brian Belcher
                                          --------------------------------
                                          Brian Belcher